STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 003	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Net appreciation in fair value of plan identified investments held by master trust	$ 597,491,112
Plan interest in commingled investments held by master trust	386,029,994
Dividends and investment income	14,528,037
Net investment income	998,049,143
Interest income on notes receivable from participants	2,677,953
Contributions:
Participant	239,145,266
Employer	151,577,813
Rollovers	28,968,792
Total contributions	419,691,871
Deductions:
Benefits paid to and withdrawals by participants	(745,419,286)
Administrative fees	(2,723,912)
Total deductions	(748,143,198)
Increase in net assets before plan transfers	672,275,769
Transfers in from other plan (Note 7)	1,073,257
Transfers out to other plan (Note 7)	(2,686,645)
Net assets available for benefits:
Beginning of year	7,405,052,698
End of year	$ 8,075,715,079